UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 27, 2010

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
JONES APPAREL GROUP, INC. Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 27, 2010,  The Jones Group Inc. (the "Company") issued a press release reporting its results of operations for the fiscal quarter ended October 2, 2010.

A copy of the press release is attached as Exhibit 99.1 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release attached as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement the Company's consolidated financial statements presented in accordance with GAAP, it is presenting non-GAAP information regarding the effect on earnings per share from costs related to, among other things, the loss and costs associated with the repurchase of 4.250% Senior Notes and the write-off of deferred financing fees related to  the Company's prior revolving credit facility upon extinguishment; the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman Holdings, LLC ("Stuart Weitzman") and the fair value adjustment of the contingent consideration payable for the acquisition of Moda Nicola International, LLC ("Robert Rodriguez"); the amortization of the acquired backlog from the acquisitions of Robert Rodriguez and Stuart Weitzman; investment consulting fees, legal fees, accounting fees and other items related to the completed transactions and other business development activities; the exit from or restructuring of certain moderate sportswear lines; severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009; impairment of the intangible asset related to the handbag license acquired with the Stuart Weitzman business; severance and restricted stock amortization related to executive management changes in our wholesale footwear and accessories and retail segments; severance related to the restructuring of the Company's costume jewelry business; and severance and other expenses associated with the closure of the Texas warehouse.

These non-GAAP measures are provided to enhance the user's overall understanding of the Company's current financial performance. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of the Company's core operating results. In addition, because the Company has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP numbers provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. The non-GAAP measures of adjusted net income and adjusted diluted earnings per share included in the attached press release have been reconciled to the equivalent GAAP measure.

Item 7.01  Regulation FD Disclosure.

A copy of the PowerPoint slide presentation to be made during the conference call with Company management on October 27, 2010 concerning the Company's results of operation for the fiscal quarter ended October 2, 2010 is attached as Exhibit 99.2 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of the Registrant dated October 27, 2010.
99.2	PowerPoint slide presentation dated October 27, 2010.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ John T. McClain John T. McClain Chief Financial Officer

 Date: October 27, 2010

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated October 27, 2010.
99.2	PowerPoint slide presentation dated October 27, 2010.

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